Granite Point Mortgage Trust Inc. Announces Completion of Internalization of Management Function NEW YORK, January 4, 2021 – Granite Point Mortgage Trust Inc. (NYSE: GPMT) (“GPMT,” “Granite Point” or the “Company”) announced today that on December 31, 2020, it completed the internalization of its management function (“Internalization”), finalizing its transition to an internally- managed REIT. Pursuant to the Internalization Agreement dated October 10, 2020, between Granite Point and its former external manager, Pine River Capital Management L.P. (“the Manager”), the Company made a one-time cash payment of $44.5 million to the Manager and the management agreement between the Company and the Manager was terminated. Granite Point will no longer pay any management or incentive fees going forward. In connection with the Internalization, Granite Point has retained the continuity of its strong and experienced senior management team and all personnel supporting the Company's business, such as those in originations, underwriting and oversight of investments, as well as legal, financial reporting, tax and treasury functions. “We are excited to announce the closing of our value enhancing internalization transaction, representing an important milestone in Granite Point’s development”, said Jack Taylor, Chief Executive Officer, President and Director of the Company. “The internalization is anticipated to reduce the Company’s overall cost base while creating a more transparent organizational structure and further aligning our interests with those of our stockholders. As an internally-managed commercial real estate finance company, Granite Point is well- positioned to more fully realize its growth and economies of scale potential, and deliver attractive risk- adjusted returns to our stockholders. Our senior management and Board of Directors, along with our highly skilled cross-functional team, remain focused on continuing to successfully navigate the challenges presented by the pandemic, and are excited about taking advantage of the significant opportunities that lie ahead for our Company.” About Granite Point Mortgage Trust Inc. Granite Point Mortgage Trust Inc. is a Maryland corporation focused on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point is headquartered in New York, NY. Additional information is available at www.gpmtreit.com. Forward-Looking Statements This release contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. GPMT’s actual results may differ from its beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including its impact of COVID-19 on the Company’s business, financial performance and operating results. The Company’s expectations, beliefs and estimates are expressed in good faith and it believes there is a reasonable basis for them. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequent Form 10-Q and Form 8-K filings made with the SEC, under the caption “Risk

Factors.” These risks may also be further heightened by the continued impact of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. This release is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. Additional Information Stockholders of Granite Point and other interested persons may find additional information regarding the company at the Securities and Exchange Commission’s website at www.sec.gov or by directing requests to: Granite Point Mortgage Trust Inc., 3 Bryant Park, 24th floor, New York, NY 10036, telephone (646) 540-7940. Contact Investors: Marcin Urbaszek, Chief Financial Officer, Granite Point Mortgage Trust Inc., (646) 540-7940, investors@gpmtreit.com.